Exhibit (b)(iii)

EXECUTION COPY

Alibaba Group Holding Limited

As of [●]

Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York 10013

[●]

MES ADS Letter Agreement

Ladies and Gentlemen:

Reference is made to the Deposit Agreement, dated as of September 24, 2014 as amended and supplemented from time to time (the “Deposit Agreement”), by and among Alibaba Group Holding Limited, an exempted company incorporated under the laws of the Cayman Islands (the “Company”), Citibank, N.A., a national banking association (“Citibank”) organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and the Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder. All capitalized terms used, but not otherwise defined herein, shall have the meaning assigned thereto in the Deposit Agreement.

[●] (the “Shareholder”) and Mandatory Exchangeable Trust (the “Trust”) have entered into a series of transactions pursuant to which the Trust will, on or about [●] (the “MES Issuance Date”), issue Mandatory Exchangeable Trust Securities (“MES(s)”), the terms of which are described in the offering circular, dated [●] (the “Offering Circular”), a copy of which is being provided to the Depositary herewith. In addition, if the initial purchasers named in the Offering Circular exercise their option to purchase additional MESs (the “Initial Purchasers’ Option”), the Trust will issue additional MESs on a date selected by the Initial Purchasers in accordance with the Offering Circular (the “Additional MES Issuance Date” and, together with the MES Issuance Date, the “MES Issuance Dates”). Pursuant to the terms of the MESs, the Trust will enter into a forward purchase contract (the “Forward Purchase Contract”) with the Shareholder. Pursuant to the terms of the Forward Purchase Contract, the Shareholder may from time to time prior to the termination of the Forward Purchase Contract deliver (including by causing to deliver on its behalf) ADSs or Restricted ADSs (as applicable) to the Trust in settlement (in whole or in part) of its obligations thereunder (whether upon maturity or acceleration of the Forward Purchase Contract, including such a delivery caused by the Collateral Agent (as defined below) in connection with foreclosure upon an event of default as described below) (each such delivery an “Exchange Event”). Following delivery of ADSs or Restricted ADSs (as applicable) to (or to the order of) the Trust, the Trust will exchange the ADSs or Restricted ADSs (as applicable) together with any other Exchange Property (as defined in the Forward Purchase Contract) for any or all outstanding MESs (as provided in [●]).

Upon the occurrence of any Exchange Event, Shares may be deposited with the Depositary’s Custodian in accordance with the procedure set forth in Section 1 below by or on behalf of the Shareholder or, in the event of an event of default, by [●] as collateral agent (the “Collateral Agent”) pursuant to the terms of the Collateral Agreement to be entered into on the initial issuance date of the MESs among the Shareholder, the Trust, and the Collateral Agent (the “Collateral Agreement”) (the Shareholder and the Collateral Agent each, a “Depositor”, as applicable) under the terms of the Deposit Agreement (as supplemented by this Letter Agreement) for the purpose of issuance and delivery of ADSs by the Depositary as follows:

(i)	Upon an Exchange Event occurring prior to the expiration of the one (1) year period following the latest MES Issuance Date, in which case the deposit of such Shares would give rise to the issuance and delivery of Restricted ADSs (“Scenario I MES ADS Issuance”); or

(ii)	Upon an Exchange Event occurring after the expiration of the one (1) year period following the latest MES Issuance Date, in which case the deposit of such Shares would give rise to the issuance and delivery of freely transferable ADSs (“Scenario II MES ADS Issuance”, and, together with the Scenario I MES ADS Issuance, the “MES ADS Issuances”).

The Company desires to establish procedures to enable the MES ADS Issuances under the terms of the Deposit Agreement as supplemented by this Letter Agreement. The Depositary agrees to accommodate the Restricted MES ADS Issuances upon the terms of the Deposit Agreement as supplemented by this Letter Agreement. The parties agree that the terms of the Deposit Agreement are supplemented by this Letter Agreement to establish procedures for the MES ADS Issuances, it being understood that nothing in this Letter Agreement shall adversely affect any Depositor’s rights under the Deposit Agreement (without regard to this Letter Agreement) with respect to the deposit of Shares (and procedures relating thereto).

The purpose and intent of this Letter Agreement is to supplement the Deposit Agreement for the purpose of accommodating (i) the MES ADS Issuances, and (ii) certain ancillary transactions further described below. The Company and the Depositary agree that a form of this Letter Agreement shall be filed as an exhibit to the Company’s next Registration Statement on Form F-6 filed in respect of the ADSs under the Securities Act, if any.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Letter Agreement hereby agree, notwithstanding the terms of the Deposit Agreement, as follows:

1.                  Depositary Procedures. Subject to compliance with all provisions and procedures set forth in the Deposit Agreement as supplemented by this Letter Agreement, the Company irrevocably consents, under Section 2.3 of the Deposit Agreement, to (i) the deposit by the relevant Depositor of up to [●] Shares (or up to [●] Shares if the Initial Purchasers’ Option is exercised in full) (in each case, as adjusted from time to time for share splits and combinations, stock dividends and similar events, including, without limitation, any other securities and property issued as a distribution on, or in exchange for, the Shares, but only to the extent that such other securities and property are then underlying the ADSs) in connection with the transactions contemplated by the Forward Purchase Contract and (ii) the issuance and delivery by the Depositary to the Trust of the corresponding number of freely transferable ADSs or Restricted ADSs (as applicable) in respect thereof as an MES ADS Issuance upon the terms contemplated in this Letter Agreement (the ADSs or Restricted ADSs to be issued pursuant to an MES ADS Issuance, the “MES ADSs” and the Shares to be deposited to be represented by the MES ADSs, the “MES Shares”).

In furtherance of the foregoing, the Company instructs the Depositary, and the Depositary agrees, upon the terms and subject to the conditions set forth in Section 2.14 of the Deposit Agreement as supplemented by this Letter Agreement, to establish procedures set forth in this Letter Agreement to enable (x) the deposit of the MES Shares with the Depositary’s Custodian by the relevant Depositor as a valid deposit of Shares under the Deposit Agreement in order to enable the issuance and delivery by the Depositary to the Trust of the corresponding MES ADSs under the terms of this Letter Agreement upon deposit of such MES Shares, and (y) if then permitted under applicable law, the transfer of the MES Restricted ADSs (as defined below), the removal of the transfer and other restrictions with respect to MES ADSs issued as Restricted ADSs (the “MES Restricted ADSs”) in order to create unrestricted, freely transferable ADSs, and the withdrawal of the MES Shares represented by MES Restricted ADSs, in each case upon the terms and conditions set forth in the Deposit Agreement as supplemented by the terms of this Letter Agreement. Nothing contained in this Letter Agreement shall in any way (i) obligate the Depositary, or give authority to the Depositary, to accept any Shares for deposit other than the MES Shares described herein for deposit under the terms hereof, (ii) obligate the Shareholder to deposit any Shares or (iii) restrict the ability of the Shareholder to transfer the Shares or deposit the Shares otherwise than in accordance with the transactions contemplated hereby.

2.                  Company Assistance. The Company agrees to (i) provide commercially reasonable assistance, upon the request of and to, the Depositary in the establishment of the procedures referred to in Section 1 of this Letter Agreement in accordance with then applicable law and (ii) to the extent there is a change in applicable law or generally accepted interpretation of applicable law from the one existing on the date hereof (of which change a party asserting such change shall provide a prompt notice to all the other parties hereto) take all commercially reasonable steps requested by the Depositary to ensure that the acceptance of the deposit of the MES Shares, the issuance of the MES ADSs, the conversion of MES Restricted ADSs into freely transferable ADSs, and the withdrawal of MES Shares represented by MES Restricted ADSs, in each case upon the terms and conditions set forth herein, do not prejudice any substantial existing rights of Holders or Beneficial Owners of ADSs and do not violate the provisions of the Securities Act or any other applicable laws.

In furtherance of the foregoing:

(a)	The Company confirms that (x) the MES Shares (i) have been duly authorized, were validly issued, and are fully paid and non-assessable, (ii) rank pari passu in all respects, and are fully fungible (other than with respect to restrictions on transfer under applicable securities laws), with the Shares presently on deposit with the Depositary’s Custodian under the Deposit Agreement, (iii) have not been stripped of any rights or entitlements by the Company, and will not be stripped of any rights or entitlements by the Company prior to, or upon, deposit with the Depositary’s Custodian, (iv) are, to the Company’s knowledge, free and clear of any lien, encumbrance, security interest, charge, mortgage or adverse claim in favor of the Company, and (v) were issued prior to the listing of the Shares (in the form of ADSs) on The New York Stock Exchange, (y) all statutory pre-emptive rights in favor of the Company with respect to the MES Shares have been validly waived or exercised, and (z) to the Company’s knowledge, none of the terms of this Letter Agreement, and none of the transactions contemplated in this Letter Agreement, violate any court judgment or order issued against the Company or any material contract to which it is a party.

(b)	The Company shall at the time of execution of this Letter Agreement cause (A) its U.S. counsel to deliver an opinion to the Depositary and the Company as of the date hereof stating, inter alia, that assuming its due authorization, execution and delivery, this Letter Agreement is valid, binding and enforceable against the Company under the laws of the State of New York, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, and as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and (B) its Cayman counsel to deliver an opinion to the Depositary and the Company as of the date hereof stating, inter alia, that (i) the execution and delivery of this Letter Agreement do not, and the performance by the Company of its obligations under this Letter Agreement will not, conflict with or result in a breach of any of the terms or provisions of the memorandum and articles of association of the Company or any law applicable to the Company currently in force in the Cayman Islands, (ii) the execution, delivery and performance of this Letter Agreement have been duly authorized by and on behalf of the Company and this Letter Agreement has been duly executed on behalf of the Company and constitutes the legal, valid and binding obligations of the Company enforceable against the Company in accordance with its terms, and (iii) no authorizations, consents or approvals are required by Cayman law from any governmental authorities or agencies or other official bodies in the Cayman Islands in connection with the execution, creation, or delivery of this Letter Agreement, or the performance by the Company of its obligations under this Letter Agreement, or the deposit of the MES Shares under the Deposit Agreement and this Letter Agreement.

(c)	The Company shall cause the Depositary to keep in reserve from the current Registration Statement on Form F-6 for the Company’s ADS Program a sufficient number of ADSs to cover the MES ADS Issuances, and, if applicable, shall cause additional ADSs to be registered under a new Registration Statement on Form F-6 to be filed with the SEC to cover the MES ADS Issuances.

3.                  Limitations on Issuance of MES ADSs. The Company hereby instructs the Depositary, and the Depositary agrees, upon the terms and subject to the conditions set forth in this Letter Agreement, and upon receiving (i) a duly completed and signed Deposit Certification and Delivery Instruction substantially in the form attached hereto as Exhibit A (the “Deposit Certification and Delivery Instruction”) from the relevant Depositor, (ii) confirmation from the Custodian (which the Depositary undertakes to promptly procure delivery of) following its receipt of a duly signed certified excerpt of the register of members of the Company from the Share Registrar evidencing that the record ownership of the MES Shares deposited by the applicable Depositor have been transferred by the Share Registrar into the Custodian’s name, and (iii) confirmation of the payment of the applicable fees and taxes, to issue and deliver MES ADSs as follows:

(a)	In the case of a Scenario I MES ADS Issuance, the Depositary will issue the corresponding MES Restricted ADSs in the name of Cede & Co, as nominee for The Depositary Trust Company (“DTC”), and deliver such MES Restricted ADSs free of payment to DTC in connection with the credit by DTC of the MES Restricted ADSs against the simultaneous debit and cancellation by DTC of the corresponding MESs on DTC’s books; provided, that, prior to such issuance, the Depositary and the Company each receives an opinion from a nationally recognized law firm reasonably acceptable to the Depositary (which may be counsel to the Company, the Shareholder, or the Initial Purchasers, provided that if so requested, the counsel to the Company may condition the delivery of such opinion on the receipt of a substantially similar opinion from U.S. securities counsel of the Shareholder or the Initial Purchasers) substantially in the form attached hereto as Exhibit E-1; or

(b)	In the case of a Scenario II MES ADS Issuance, the Depositary will issue the corresponding freely transferable MES ADSs in the name of Cede & Co, as nominee for DTC, and deliver such MES ADSs free of payment to DTC in connection with the credit by DTC of the freely transferable ADSs against the simultaneous debit and cancellation by DTC of the corresponding MESs on DTC’s books; provided, that, prior to such issuance, the Depositary and the Company each receives an opinion from a nationally recognized law firm reasonably acceptable to the Depositary (which may be counsel to the Company, the Shareholder, or the Initial Purchasers, provided that if so requested, the counsel to the Company may condition the delivery of such opinion on the receipt of a substantially similar opinion from U.S. securities counsel of the Shareholder or the Initial Purchasers) substantially in the form attached hereto as Exhibit E-2.

4.                  MES Restricted ADSs. The Depositary is hereby authorized and directed, notwithstanding the terms of Section 2.14 of the Deposit Agreement, to issue the MES Restricted ADSs issued pursuant to this Letter Agreement as Rule 144A eligible securities in DTC, subject to the restrictions specified in this Section 4. The books of the Depositary shall identify the MES Restricted ADSs, if any, as “restricted”. The Depositary shall cause any MES Restricted ADSs issued to be DTC–eligible (notwithstanding the limitations of Section 2.14 of the Deposit Agreement), to be separately identified on the books of the Depositary under CUSIP No.: [●] and any MES Shares represented by MES Restricted ADSs to be held, to the extent practicable, separate and distinct by the Depositary’s Custodian from the other Deposited Securities held by the Depositary’s Custodian in respect of the ADSs issued under the Deposit Agreement that are not Restricted ADSs.

Any ADR issued to evidence MES Restricted ADSs issued pursuant to this Letter Agreement shall bear a legend substantially in the form of the following legend:

THE MES RESTRICTED AMERICAN DEPOSITARY SHARES (“MES RESTRICTED ADSs”) EVIDENCED HEREBY AND THE UNDERLYING ORDINARY SHARES (“MES RESTRICTED SHARES”) OF ALIBABA GROUP HOLDING LIMITED (THE “COMPANY”) REPRESENTED BY MES RESTRICTED ADSs ARE SUBJECT TO THE TERMS OF THE MES ADS LETTER AGREEMENT, DATED AS OF [●] (AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME, THE “MES ADS LETTER AGREEMENT”), AND THE DEPOSIT AGREEMENT, DATED AS OF SEPTEMBER 24, 2014, AS AMENDED AND SUPPLEMENTED (AS SO AMENDED AND SUPPLEMENTED, THE “DEPOSIT AGREEMENT”). ALL TERMS USED BUT NOT OTHERWISE DEFINED HEREIN SHALL, UNLESS OTHERWISE SPECIFICALLY DESIGNATED HEREIN, HAVE THE MEANING GIVEN TO SUCH TERMS IN THE MES ADS LETTER AGREEMENT, OR IF NOT DEFINED THEREIN, IN THE DEPOSIT AGREEMENT.

HOLDERS AND BENEFICIAL OWNERS OF THE MES RESTRICTED ADSs, BY ACCEPTING AND HOLDING THE MES RESTRICTED ADSs AND ANY INTEREST THEREIN, SHALL BE BOUND BY THE TERMS OF THE DEPOSIT AGREEMENT AND THE MES ADS LETTER AGREEMENT. AT THE TIME OF ISSUANCE OF THE MES RESTRICTED ADSs, THE MES RESTRICTED SHARES REPRESENTED THEREBY HAD NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND SUCH MES RESTRICTED SHARES AND MES RESTRICTED ADSs HAD NOT BEEN REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (3) TO AN INSTITUTIONAL INVESTOR THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501 OF REGULATION D UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

NO AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF ALIBABA GROUP HOLDING LIMITED, OR PERSON THAT HAS BEEN AN AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF ALIBABA GROUP HOLDING LIMITED DURING THE IMMEDIATELY PRECEDING THREE MONTHS MAY PURCHASE, OTHERWISE ACQUIRE OR HOLD THIS SECURITY OR A BENEFICIAL INTEREST HEREIN AND ANY ACQUISITION OF THESE MES RESTRICTED ADSs EVIDENCED HEREBY BY SUCH AN AFFILIATE OR PERSON SHALL BE NULL AND VOID AB INITIO.

PRIOR TO THE WITHDRAWAL OF THE MES RESTRICTED SHARES, A HOLDER OF MES RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY AN MES RESTRICTED ADS WITHDRAWAL CERTIFICATION IN THE FORM ATTACHED TO THE MES ADS LETTER AGREEMENT. THE TRANSFER AND OTHER RESTRICTIONS SET FORTH HEREIN AND IN THE MES ADS LETTER AGREEMENT SHALL REMAIN APPLICABLE WITH RESPECT TO THE MES RESTRICTED ADSs AND THE MES RESTRICTED SHARES REPRESENTED THEREBY UNTIL SUCH TIME AS THE PROCEDURES SET FORTH IN THE MES ADS LETTER AGREEMENT FOR REMOVAL OF RESTRICTIONS ARE SATISFIED. WITHOUT LIMITING THE FOREGOING, THE COMPANY, THE DEPOSITARY AND THE TRUST RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NEITHER THE COMPANY NOR THE DEPOSITARY MAKES ANY REPRESENTATION AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALE OF THE MES RESTRICTED SHARES OR THE MES RESTRICTED ADSs. A COPY OF THE DEPOSIT AGREEMENT AND OF THE MES ADS LETTER AGREEMENT MAY BE OBTAINED FROM THE DEPOSITARY OR THE COMPANY UPON REQUEST.

BY ITS ACQUISITION HEREOF, OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER REPRESENTS THAT IT IS PERMITTED TO ACQUIRE SUCH AN INTEREST AS SET FORTH IN THIS LEGEND AND AGREES TO COMPLY WITH THE FOREGOING RESTRICTIONS.

5.                  Limitations on Transfer of MES Restricted ADRs. The Restricted ADR(s) evidencing MES Restricted ADSs shall be transferable only by the Holder thereof upon delivery to the Depositary of (i) all applicable documentation otherwise contemplated by the Deposit Agreement, and (ii) a duly completed and signed MES Restricted ADR Transfer Certification from the transferring Holder substantially in the form attached hereto as Exhibit B (the “MES Restricted ADR Transfer Certification”), and (iii) such other documents as may reasonably be requested by the Depositary under the terms hereof (including, without limitation, opinions of a nationally recognized law firm reasonably acceptable to the Depositary as to compliance with the terms of the legend set forth above in Section 4) and delivered to the Depositary and the Company; it being understood that any transfer of MES Restricted ADSs within DTC by DTC Participants shall not give rise to any document delivery requirement under this Section 5.

6.                  Limitations On Cancellation of MES Restricted ADSs. The Company instructs the Depositary, and the Depositary agrees, not to release any MES Shares or cancel any MES Restricted ADSs for the purpose of withdrawing the underlying MES Shares unless (i) the conditions applicable to the withdrawal of Shares from the depositary receipts facility created pursuant to the terms of the Deposit Agreement have been satisfied (except for any conditions relating to the Shares not being Restricted Securities), and (ii) the Depositary shall have received from the person requesting the withdrawal of the MES Shares a duly completed and signed MES Restricted ADS Withdrawal Certification substantially in the form attached hereto as Exhibit C (the “MES Restricted ADS Withdrawal Certification”).

7.                  Fungibility. The MES ADSs that are not MES Restricted ADSs shall in all respects be fungible with the ADSs currently outstanding under the Deposit Agreement that are not Restricted ADSs. Except as contemplated herein and except as required by applicable law, the MES Restricted ADSs shall, to the maximum extent permitted by law and to the maximum extent practicable, be treated as ADSs issued and outstanding under the terms of the Deposit Agreement that are not Restricted ADSs. Nothing contained herein shall obligate the Depositary to treat Holders of MES Restricted ADSs on terms more favorable than those accorded to Holders of ADSs under the Deposit Agreement (except as contemplated in this Letter Agreement).

8.                  Limitations On Exchange of MES Restricted ADSs for Freely Transferrable ADSs. The Company instructs the Depositary, and the Depositary agrees, to cancel the MES Restricted ADSs, if any, and to issue and deliver freely transferable ADSs in respect thereof upon receipt of (i) a duly completed and signed MES Restricted ADS Exchange Certification from the applicable holder substantially in the form attached hereto as Exhibit D, (the “MES Restricted ADS Exchange Certification”), (ii) an opinion of a nationally recognized law firm reasonably acceptable to the Depositary delivered to the Depositary and the Company stating that MES Restricted ADSs and the MES Shares represented thereby may be sold without registration under the Securities Act, (iii) payment of the ADS issuance and cancellation fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement and this Letter Agreement, and (iv) any other documents as may be reasonably requested by the Depositary under the terms of the Deposit Agreement and this Letter Agreement.

9.                  Removal of Restrictions from MES Restricted ADSs. The Depositary shall remove all stop transfer notations from its records in respect of the MES Restricted ADSs and shall treat such MES Restricted ADSs on the same terms as the ADSs outstanding under the terms of the Deposit Agreement that are not Restricted ADSs upon receipt of (i) written instructions from the Company to so remove all stop transfer notations from its records in respect of specified MES Restricted ADSs and to treat such MES Restricted ADSs on the same terms as the ADSs outstanding under the terms of the Deposit Agreement that are not Restricted ADSs, and (ii) an opinion of a nationally recognized law firm reasonably acceptable to the Depositary (which may be counsel to the Company, the Shareholder or the Initial Purchasers, provided that if so requested, the counsel to the Company may condition the delivery of such opinion on the receipt of a substantially similar opinion from U.S. securities counsel of the Shareholder or the Initial Purchasers) substantially in the form attached hereto as Exhibit F and delivered to the Depositary and the Company. Upon receipt of such instructions and such opinion of counsel, the Depositary shall take all actions necessary to remove any distinctions previously existing between the applicable MES Restricted ADSs and the ADSs that are not Restricted ADSs, including, without limitation, by (a) removing the stop transfer notations on its records in respect of the applicable ADSs previously identified as MES Restricted ADSs.

10.              Representations and Warranties of the Shareholder. The Shareholder hereby represents and warrants as of the date hereof and as of the date of deposit of MES Shares in exchange for MES ADSs under this Letter Agreement that none of the terms of this Letter Agreement and none of the transactions contemplated in this Letter Agreement violate any court judgment or order issued against it or any material contract to which it is a party and the MES Shares were issued prior to the listing of the Shares (in the form of ADSs) on The New York Stock Exchange (and as such their resale is permitted under Rule 144A of the Exchange Act). Such representations and warranties shall survive each deposit of MES Shares and the applicable MES ADS Issuance. The Shareholder further confirms that the representations and warranties set forth in Section 3.3 of the Deposit Agreement will apply, and be true and correct, with any MES Shares that may be deposited hereunder.

11.              Covenant of the Trust. The Trust shall promptly give written notice to the Depositary of the latest MES Issuance Date and the Depositary shall be entitled to conclusively rely on such notice in connection with the issuance of the corresponding MES ADSs.

12.              Depositary Fees. The Shareholder agrees to (x) pay to the Depositary [●], and (y) reimburse the Depositary for the reasonable legal fees and expenses incurred, in connection with establishment and maintenance of the MES Restricted ADS program pursuant to the terms of this Letter Agreement.

13.              Indemnity. Each of the Company and the Depositary acknowledges and agrees that the indemnification provisions of Section 5.8 of the Deposit Agreement shall apply to the acceptance of MES Shares for deposit, the issuance of MES ADSs and MES Restricted ADSs, the transfer of the MES Restricted ADSs, the addition/removal of the transfer and other restrictions set forth herein with respect to MES ADSs/MES Restricted ADSs, and the withdrawal of MES Shares, in each case upon the terms set forth herein, as well as to any other acts performed or omitted by the Depositary as contemplated by this Letter Agreement.

The Shareholder agrees to indemnify and hold harmless the Company, the Depositary, the Custodian and any of their respective directors, officers, employees, agents and Affiliates against, and hold each of them harmless from, any direct loss, liability, tax, charge or expense of any kind whatsoever (including, but not limited to, the reasonable fees and expenses of counsel) that may arise out of the actions taken by any of them in connection with any Restricted MES ADS Issuance under the terms of this Letter Agreement, including, without limitation, the issuance of MES Restricted ADSs, the transfer of the MES Restricted ADSs, the addition/removal of the transfer and other restrictions set forth herein with respect to MES Restricted ADSs, in each case upon the terms set forth herein, except to the extent that such loss, liability, tax, charge or expense is due to the negligence or bad faith of any of the parties indemnified hereunder.

14.              Cooperation. Each of the parties shall, and shall use commercially reasonable efforts to procure that any necessary third parties shall, execute and deliver to the other parties such other instruments and documents and take such other action as is reasonably necessary to fulfill the provisions of this Letter Agreement in accordance with its terms.

15.              Governing Law and Jurisdiction. This Letter Agreement shall be interpreted in accordance with, and all the rights and obligations hereunder and provisions hereof shall be governed by, the laws of the State of New York applicable to contracts made and to be wholly performed in that state.

The parties agree that the federal or state courts in the City of New York shall have jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute between them that may arise out of, or in connection with, this Letter Agreement and, for such purposes, each irrevocably submits to the non-exclusive jurisdiction of such courts.

The Company confirms that it has designated and appointed [Corporation Service Company], located at [1180 Avenue of the Americas, Suite 210, New York, NY 10036-8401] as its agent for service of process in any proceedings before any United States Federal or State court sitting in New York City in connection with the Deposit Agreement and this Letter Agreement.

The parties irrevocably waive, to the fullest extent permitted by law, any and all rights to trial by jury in any legal proceeding arising out of or in connection with this Letter Agreement, and any objection that they may now or hereafter have to the laying of venue of any actions, suits or proceedings brought in any court as provided in this Section 15, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. The parties further irrevocably and unconditionally waive, to the fullest extent permitted by law, and agree not to plead or claim, any right of immunity from legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution or judgment, from execution of judgment, or from any other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, and consents to such relief and enforcement against it, its assets and its revenues in any jurisdiction, in each case with respect to any matter arising out of, or in connection with, this Letter Agreement.

16.              Notices. All notices, requests and other communications required or permitted under, or otherwise made in connection with, this Letter Agreement, shall be in writing and shall be deemed to have been duly given (i) when delivered, if delivered in person, (ii) upon confirmation of receipt, when transmitted by facsimile transmission on a New York business day, (iii) on receipt, after dispatch by registered or certified mail, postage prepaid, (iv) 72 hours after dispatch, if transmitted by a reputable international courier service (with confirmation of delivery), and (v) when sent, if sent by email on a New York business day in each case, addressed as follows:

If to the Company: [__________]

If to the Depositary: [__________]

If to the Shareholder: [__________]

If to the Collateral Agent: [__________]

If to the Trust: [__________]

This Letter Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of such counterparts shall constitute the same agreement.

The parties have caused this Letter Agreement to be executed and delivered on their behalf by their respective officers thereunto duly authorized as of the date set forth above.

ALIBABA GROUP HOLDING LIMITED

By: _________________________
Name:
Title:

CITIBANK, N.A.,
as Depositary

By: _________________________
Name:
Title:

[●]

By: _________________________
Name:
Title:

[●]

By: _________________________
Name:
Title:

[●]

By: _________________________
Name:
Title:

EXHIBITS

A	Deposit Certification and Delivery Instruction
B	MES Restricted ADR Transfer Certification
C	MES Restricted ADS Withdrawal Certification
D	MES Restricted ADS Exchange Certification
E-1	Form of Opinion to Depositary For Scenario I MES ADS Issuance
E-2	Form of Opinion to Depositary For Scenario II MES ADS Issuance
F	Form of Opinion to Depositary for Removal of Restrictions from MES Restricted ADSs

EXHIBIT A
to

MES ADS Letter Agreement, dated as of [●]
(the “MES ADS Letter Agreement”), by and among
Alibaba Group Holding Limited, [●]
and
Citibank, N.A.

_____________________

DEPOSIT CERTIFICATION AND DELIVERY INSTRUCTION

_____________________

_______________, ____

Citibank, N.A.,
as Depositary
ADR Department
388 Greenwich Street
New York, New York 10013
Attention: Account Management

Alibaba Group Holding Limited MES ADSs

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of September 24, 2014, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Alibaba Group Holding Limited (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and the Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the MES ADS Letter Agreement, dated as of [●] (the “MES ADS Letter Agreement”), by and among the Company, [●], and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the MES ADS Letter Agreement.

The undersigned, as depositor of MES Shares (the “Depositor”) hereby deposits [●] MES Shares and requests the issuance and delivery by the Depositary of the corresponding (i) MES Restricted ADSs (in the case of a Scenario I MES ADS Issuance), or (ii) freely transferable MES ADSs (in the case of a Scenario II MES ADS Issuance).

The Depositor hereby certifies to the Depositary that (please check applicable box):

1.	____ At least one (1) year has passed since the latest MES Issuance Date (a Scenario II MES ADS Issuance).

A-1

2.	____ Less than one (1) year has passed since the latest MES Issuance Date (a Scenario I MES ADS Issuance).

Subject to the Depositary’s receipt of the requisite legal opinion described in the MES ADS Letter Agreement, the Depositor hereby instructs the Depositary to issue and deliver the number of applicable MES ADSs corresponding to the number of deposited MES Shares noted above by means of book-entry transfer to DTC in connection with the credit by DTC of the applicable MES ADSs against the simultaneous debit and cancellation by DTC of the corresponding MESs on DTC’s books.

The Depositor has caused this Deposit Certification and Delivery Instruction to be executed and delivered on its behalf by its respective officers thereunto duly authorized as of the date set forth above.

[DEPOSITOR NAME]

By: ___________________________
Name:
Title:

A-2

EXHIBIT B
to

MES ADS Letter Agreement, dated as of [●]
(the “MES ADS Letter Agreement”), by and among
Alibaba Group Holding Limited, [●]
and
Citibank, N.A.

_____________________

MES RESTRICTED ADR TRANSFER CERTIFICATION

_____________________

_______________, ____

Citibank, N.A.,
   as Depositary
ADR Department
388 Greenwich Street
New York, New York 10013

Attention: Account Management

Alibaba Group Holding Limited MES Restricted ADR (CUSIP No.: [●])

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of September 24, 2014, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Alibaba Group Holding Limited (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and the Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the MES ADS Letter Agreement, dated as of [●] (the “MES ADS Letter Agreement”), by and among the Company, [●], and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the MES ADS Letter Agreement.

In connection with the transfer of the MES Restricted ADR(s) surrendered herewith (the “Surrendered MES Restricted ADR(s)”) to the person(s) specified in Schedule I hereto, the undersigned Holder certifies that the Surrendered MES Restricted ADR(s) is/are being transferred to a person who the undersigned Holder reasonably believes is a “Qualified Institutional Buyer” (within the meaning of Rule 144A under the Securities Act) for the account of a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A under the Securities Act and the transferee is acquiring the Surrendered Restricted ADR(s) for investment purposes only without a view to distribution.

The transferee has and, if acting on behalf of the Beneficial Owner, such Beneficial Owner has agreed to take the MES Restricted ADR(s) subject to the same restrictions on transfer set forth in the MES Restricted ADR(s) and in the MES ADS Letter Agreement.

By: ________________________
Name:
Title:

MEDALLION GUARANTEE

Medallion Guarantee Stamp (Notary public seal is not acceptable)

Name of Firm Issuing Guarantee:______________________________________________________

Authorized Signature of Officer:_______________________________________________________

Title of Officer Signing This Guarantee:_________________________________________________

Address:________________________________________________________________________
_______________________________________________________________________________

Area Code and Telephone Number:____________________________________________________

Dated:__________________________________________________________________________

The signature(s) above must be guaranteed by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association, Inc.
The signature(s) must be stamped with a Medallion Signature Guarantee by a qualified financial institution, such as a commercial bank, savings bank, savings and loan institutions, U.S. stock broker and security dealer, or credit union, that is participating in an approved Medallion Signature Guarantee Program. A NOTARY PUBLIC SEAL IS NOT ACCEPTABLE.

Schedule I

The MES Restricted ADR(s) is/are to be issued in the name of, and delivered to, the following person(s) :

Name of Transferee:	_____________________________

Street Address:	_____________________________

City, State, and Country:	_____________________________

Nationality:	_____________________________

Social Security or Tax Identification Number:	_____________________________

EXHIBIT C
to

MES ADS Letter Agreement, dated as of [●]
(the “MES ADS Letter Agreement”), by and among
Alibaba Group Holding Limited, [●],
and
Citibank, N.A.

_____________________

MES RESTRICTED ADS WITHDRAWAL CERTIFICATION

_____________________

_______________, ____

Citibank, N.A.,
as Depositary
ADR Department
388 Greenwich Street
New York, New York 10013
Attention: Account Management

Alibaba Group Holding Limited MES Restricted ADSs (CUSIP No.: [●])

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of September 24, 2014, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Alibaba Group Holding Limited (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and the Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the MES ADS Letter Agreement, dated as of [●] (the “MES ADS Letter Agreement”), by and among the Company, [●], and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the MES ADS Letter Agreement.

1.                  This MES Restricted ADS Withdrawal Certification is being furnished in connection with the withdrawal of MES Shares upon surrender of MES Restricted ADSs to the Depositary.

2.                  We acknowledge, or, if we are acting for the account of another person, such person has confirmed to us that it acknowledges, that the MES Restricted ADSs and the MES Shares represented thereby have not been registered under the Securities Act.

3.                  We certify that either (check one):

(a) ______ we have sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the MES Restricted ADSs or the MES Shares represented thereby to persons other than U.S. Persons (as defined in Regulation S under the Securities Act) in an offshore transaction (as defined in Regulation S under the Securities Act) in accordance with Rule 904 of Regulation S under the Securities Act, provided that in connection with such transfer, we have delivered or will deliver an opinion of U.S. counsel reasonably satisfactory to the Depositary and the Company to the effect that the transfer is exempt from the registration requirements of the Securities Act, or

(b) ______ we have sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the MES Restricted ADSs or the MES Shares represented thereby in a transaction exempt from registration pursuant to Rule 144 under the Securities Act, provided that in connection with such transfer, we have delivered or will deliver an opinion of U.S. counsel reasonably satisfactory to the Depositary and the Company to the effect that the transfer is exempt from the registration requirements of the Securities Act, or

(c) ______ we will be the beneficial owner of the MES Shares upon withdrawal, and, accordingly, we agree that (x) we will not offer, sell, pledge or otherwise transfer the MES Shares except (A) in a transaction exempt from registration pursuant to Rule 144 under the Securities Act, if available, (B) in an offshore transaction (as defined in Regulation S under the Securities Act) to persons other than U.S. Persons (as defined in Regulation S under the Securities Act) in accordance with Rule 904 of Regulation S under the Securities Act, (C) pursuant to any other available exemption from the registration requirements of the Securities Act, or (D) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of the states of the United States, and (y) we will not deposit or cause to be deposited such MES Shares into any depositary receipt facility established or maintained by a depositary bank (including any such facility maintained by the Depositary), so long as such MES Shares are “Restricted Securities” (within the meaning of given to such term in the Deposit Agreement).

The undersigned hereby instructs the Depositary to cancel the MES Restricted ADSs specified below, to deliver the MES Shares represented thereby as specified below. The undersigned appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned.

Name of Owner:	__________________________________

Social Security Number or Taxpayer Identification Number of Owner:	__________________________________

Account Number of Owner:	__________________________________

Number of MES Restricted ADSs to be cancelled:	__________________________________

Delivery Information for delivery of MES Shares Represented by MES Restricted ADSs to be cancelled:	__________________________________ __________________________________ __________________________________

Date:	__________________________________

Signature of Owner:	__________________________________ (Identify Title if Acting in Representative Capacity)

MEDALLION GUARANTEE

Medallion Guarantee Stamp (Notary public seal is not acceptable)

Name of Firm Issuing Guarantee:______________________________________________________

Authorized Signature of Officer:_______________________________________________________

Title of Officer Signing This Guarantee:_________________________________________________

Address:________________________________________________________________________
_______________________________________________________________________________

Area Code and Telephone Number:____________________________________________________

Dated:__________________________________________________________________________

The signature(s) above must be guaranteed by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association, Inc.
The signature(s) must be stamped with a Medallion Signature Guarantee by a qualified financial institution, such as a commercial bank, savings bank, savings and loan institutions, U.S. stock broker and security dealer, or credit union, that is participating in an approved Medallion Signature Guarantee Program. A NOTARY PUBLIC SEAL IS NOT ACCEPTABLE.

EXHIBIT D
to

MES ADS Letter Agreement, dated as of [●]
(the “MES ADS Letter Agreement”), by and among
Alibaba Group Holding Limited, [●],
and
Citibank, N.A.

_____________________

MES RESTRICTED ADS EXCHANGE CERTIFICATION

_____________________

_______________, ____

Citibank, N.A.,
as Depositary
ADR Department
388 Greenwich Street
New York, New York 10013
Attention: Account Management

Alibaba Group Holding Limited MES Restricted ADSs (CUSIP No.: [●])

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of September 24, 2014, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Alibaba Group Holding Limited (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and the Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the MES ADS Letter Agreement, dated as of [●] (the “MES ADS Letter Agreement”), by and among the Company, [●], and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the MES ADS Letter Agreement.

This MES Restricted ADS Exchange Certification is being provided in connection with our request to the Depositary to transfer the MES Restricted ADSs specified below (CUSIP No.: [●]) registered in the name of the undersigned or the undersigned's designee in the form of freely transferable ADSs in connection with our sale or transfer of such ADSs in a transaction exempt from registration under the Securities Act or covered by a Registration Statement (the “Sale”).

The undersigned certifies that (please check appropriate box below):

☐ Sale Pursuant to Resale Registration Statement: (x) the Sale pursuant to which its MES Restricted ADSs are being sold is covered by a registration statement under the Securities Act that has been declared effective by the Commission and is currently in effect, (y) the ADSs to be delivered upon such sale are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act), and (z) the undersigned has satisfied all applicable prospectus delivery requirements under the Securities Act;

OR

** ☐ Sale Exempt from Registration (Post Six Months Sales only): (x) the MES Restricted ADSs to be transferred and the MES Restricted Shares represented thereby are not held by an Affiliate of the Company or a person who has been an Affiliate of the Company during the preceding three months, (y) at least six months has elapsed since the MES Restricted Shares represented by such MES Restricted ADSs were acquired from the Company or an Affiliate of the Company, and (z) the Company is, and has been for a period of at least 90 days immediately prior to the sale has been, subject to the reporting requirements of Sections 13 or 15(d) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has filed all required reports under Sections 13 and 15(d) of the Exchange Act (as applicable) during the 12 months preceding the sale (other than Form 6-K reports);

OR

** ☐ Sale Exempt from Registration (Post One Year Sales only): (x) the MES Restricted ADSs to be transferred and the MES Restricted Shares represented thereby are not held by an Affiliate of the Company or a person who has been an Affiliate of the Company during the preceding three months, and (y) at least one year has elapsed since the MES Restricted Shares represented by such MES Restricted ADSs were acquired from the Company or an Affiliate of the Company;

OR

** ☐ Sale Exempt from Registration (other than Post Six Months Sales or Post One Year Sales): the MES Restricted ADSs to be transferred and the MES Restricted Shares represented thereby are being sold in a transaction exempt from registration under the Securities Act and the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act); [Example: Reg S sale and Rule 144 sale by affiliates]

** A “no-registration” opinion of U.S. counsel needs to be delivered to the Depositary

OR

** ☐ Transfers Exempt from Registration (other than sales above): the MES Restricted ADSs to be transferred and the MES Restricted Shares represented thereby are being transferred in a transaction exempt from registration under the Securities Act and the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act); [Example: In-kind distribution to partners of partnership]

OR

** ☐ Other: _______________________________________________.
[Please fill in details]

[The MES Restricted ADSs and the MES Restricted Shares represented thereby are to be transferred in a transaction exempt from registration under the Securities Act so that the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act)]. [Example: Transfer in connection with pledge]

** A “no-registration” opinion of U.S. counsel needs to be delivered to the Depositary and the Company

The undersigned hereby requests that the Depositary:

(i)	Accept delivery from the undersigned and cancel the following number of MES Restricted ADSs:

__________________________________________

MES Restricted ADSs (CUSIP No.: [●]), and

(ii)	following the receipt and cancellation of the MES Restricted ADSs as contemplated in (i) above, issue and deliver “free” the following number of ADSs:

____________________________
(CUSIP No.: [●])

to the person(s) identified below:

1.       If ADSs are to be issued and delivered by means of book-entry transfer to the DTC account of the undersigned:

Name of DTC Participant acting for undersigned:	_____________________________

DTC Participant Account No.:	_____________________________

Account No. for undersigned at DTC Participant (f/b/o information):	_____________________________

Onward Delivery Instructions of undersigned:	_____________________________

Contact person at DTC Participant:	_____________________________

Daytime telephone number of contact person at DTC Participant:	_____________________________

2.       If ADSs are to be issued delivered in the form of Uncertificated Restricted ADSs or in the form of an ADR:

Name of Purchaser/Transferee:	_____________________________

Street Address:	_____________________________

City, State, and Country:	_____________________________

Nationality:	_____________________________

Social Security or Tax Identification Number:	_____________________________

The undersigned hereby instructs the Depositary to cancel the MES Restricted ADSs to be transferred in the form of freely transferable ADSs and, if applicable, to issue to the undersigned a statement identifying the number of Restricted ADSs held by the undersigned and not so transferred. The undersigned irrevocably appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned.

Name of Owner:	__________________________________

Social Security Number or Taxpayer Identification Number of Owner:	__________________________________

Account Number of Owner:	__________________________________

Date:	__________________________________

Signature of Owner:	__________________________________ (Identify Title if Acting in Representative Capacity)

MEDALLION GUARANTEE

Medallion Guarantee Stamp (Notary public seal is not acceptable)

Name of Firm Issuing Guarantee:______________________________________________________

Authorized Signature of Officer:_______________________________________________________

Title of Officer Signing This Guarantee:_________________________________________________

Address:________________________________________________________________________
_______________________________________________________________________________

Area Code and Telephone Number:____________________________________________________

Dated:__________________________________________________________________________

The signature(s) above must be guaranteed by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association, Inc.
The signature(s) must be stamped with a Medallion Signature Guarantee by a qualified financial institution, such as a commercial bank, savings bank, savings and loan institutions, U.S. stock broker and security dealer, or credit union, that is participating in an approved Medallion Signature Guarantee Program. A NOTARY PUBLIC SEAL IS NOT ACCEPTABLE.

EXHIBIT E-1
to

MES ADS Letter Agreement, dated as of [●]
(the “MES ADS Letter Agreement”), by and among
Alibaba Group Holding Limited, [●]
and
Citibank, N.A.

_____________________

FORM OF OPINION TO DEPOSITARY FOR SCENARIO I MES ADS ISSUANCE

_____________________

E-1-1

EXHIBIT E-2
to

MES ADS Letter Agreement, dated as of [●]
(the “MES ADS Letter Agreement”), by and among
Alibaba Group Holding Limited, [●]
and
Citibank, N.A.

_____________________

FORM OF OPINION TO DEPOSITARY FOR SCENARIO II MES ADS ISSUANCE

_____________________

E-2-1

EXHIBIT F
to

MES ADS Letter Agreement, dated as of [●]
(the “MES ADS Letter Agreement”), by and among
Alibaba Group Holding Limited, [●]
and
Citibank, N.A.

_____________________

FORM OF OPINION TO DEPOSITARY FOR
REMOVAL OF RESTRICTIONS FROM MES RESTRICTED ADSs

_____________________

F-1